UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 3, 2019

Luxfer Holdings PLC
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35370	98-1024030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lumns Lane, Manchester, M27 8LN
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 001-951-341-2375

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8    Other Events
Item 8.01    Other Events
On October 3, 2019, the Registrant issued a press release announcing that it declared an interim dividend of $0.125 per ordinary share. The dividend is payable on November 6, 2019, to shareholders of record at close of business on October 18, 2019.
Within the press release, the Registrant also announced that it will report 2019 third quarter results on October 30 and host conference call on October 31
A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference in this Item 8.01.
Section 9    Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits
99.1    Press Release dated October 3, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Luxfer Holdings PLC
(Registrant)

Date: October 3, 2019

By: /s/ Jamie M. Savage
      Jamie M. Savage
Authorized Signatory for and on behalf of
Luxfer  Holdings PLC